Fees Summary	Mar. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,539,612.17
Previously Paid Amount	0
Total Fee Amount	2,685.31
Total Offset Amount	0
Net Fee	$ 2,685.31